SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
                     ----------------------------------

                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     August 19, 2004
                                                     ---------------

                    JOHN B. SANFILIPPO & SON, INC.
---------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
---------------------------------------------------------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
---------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
                                                         ------------

---------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 2.02. Results of Operations and Financial Condition
------------------------------------------------------
On August 19, 2004, the Registrant issued a press release regarding its financial results for the fourth quarter and fiscal year ended
June 24, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

To supplement the Registrant's financial information presented in accordance with generally accepted accounting principles (GAAP), management occasionally uses additional measures to enhance understanding of the Registrant's financial performance. The press release, filed herein, contains the non-GAAP financial measure of "cash flow after capital expenditures". This measure provides useful information to investors as an indicator of the Company's cash generating capabilities. The following is a reconciliation of cash flow after capital expenditures (amounts in millions):

      Cash provided by operating activities     $22.2

      Less: Capital expenditures                 10.7
                                                -----
      Cash flow after capital expenditures      $11.5
                                                =====

ITEM 9.01.  Financial Statements and Exhibits
---------------------------------------------------------------------------
(c)  Exhibits

     The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                              SIGNATURE
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: August 23, 2004                   By: /s/ Michael J. Valentine
                                        ----------------------------
                                           Michael J. Valentine
                                           Executive Vice President Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary


                        EXHIBIT INDEX
                        -------------

Exhibit
Number     Description
-------    -----------
99.1       Press Release dated August 19, 2004